UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2004

Commission File Number 000-31090

SYSTEMS EVOLUTION INC.

(Exact name of registrant)

IDAHO (State of Incorporation)	82-0291029 (IRS Employer Identification No.)

10777 Westheimer Road, Suite 810, Houston, Texas 77042

(Address of principal executive offices and zip code)

(713) 979-1600

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.   Acquisition or disposition of Assets

Purchase of Duration Software, Inc.

1.   The Transaction.

Systems Evolution Inc. (“SEVI”) entered into a definitive agreement to acquire Duration Software, Inc. (“Duration”),an Austin based business and technology consulting firm, on August 30, 2004, and closed the acquisition on September 24, 2004. Duration’s primary focus is on custom applications and integration solutions for government, healthcare, and business.  In connection with the acquisition we issued 15,000,000 shares of common stock directly to the five Duration shareholders, $300,000 principal amount of our non-interest bearing promissory notes due 2007, and paid $450,000 to the five shareholders of Duration.  The shares were valued at $0.15 per share for a total share price of $2,250,000.  Duration has been integrated into our Business & Technology Solutions division.

2.   Description of Business of Duration Software, Inc.

General.

Duration develops custom software applications and software integration solutions for government, healthcare, and business.

Item 9.01.  Financial Statements and Exhibits

(a)            Financial statements of businesses acquired.

Duration Software, Inc.

FINANCIAL STATEMENTS

December 31, 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

   Duration Software, Inc.

   Austin, Texas

We have audited the accompanying balance sheet of Duration Software, Inc. as of December 31, 2003, and the related statements of operations, stockholders’ deficit, and cash flows for each of the two years then ended. These financial statements are the responsibility of Duration’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Duration Software, Inc., as of December 31, 2003, and the results of its operations and its cash flows for the periods described in conformity with accounting principles generally accepted in the United States of America.

MALONE & BAILEY, PC

www.malone-bailey.com

Houston, Texas

March 11, 2005

DURATION SOFTWARE, INC.

BALANCE SHEET

December 31, 2003

ASSETS

Current Assets
Cash	$83,397
Accounts receivable, net of $0 allowance for doubtful accounts	75,522
Deferred tax asset	109,774
Total Current Assets	268,693
Furniture and equipment, net of accumulated depreciation of $80,616	26,971
TOTAL ASSETS	$295,664

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$163,337
Accrued expenses	21,766
Lines of credit	99,747
Notes payable	70,000
Deferred tax liability	13,864
Deferred revenue	161,083
Total Current Liabilities	529,797
Commitments	-
STOCKHOLDERS’ DEFICIT

Common stock, $.01 par value, 10,000 shares
authorized, 3,500 shares issued and outstanding	35
Additional paid in capital	1,751
Accumulated deficit	(235,919)
Total Stockholders’ Deficit	(234,133)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$295,664

See summary of significant accounting policies

and notes to financial statements.

DURATION SOFTWARE, INC.

STATEMENTS OF OPERATIONS

Years Ended December 31, 2003 and 2002

	2003	2002

Revenues	$2,952,689	$1,234,258

Operating expenses:
General and administrative	2,875,926	1,759,222
Depreciation expense	18,278	24,575
Gain on sale of assets	(602)	(3,400)

Operating loss	59,087	(546,139)
Other income (expense)
Interest expense	(12,486)	(8,494)
Interest income	1,194	4,506

Net income (loss) before income taxes	47,795	(550,127)

Income tax (expense) benefit	(26,270)	204,366

Net income (loss)	$21,525	$(345,761)

See summary of significant accounting policies

and notes to financial statements.

DURATION SOFTWARE, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

Years Ended December 31, 2003 and 2002

	Common Stock		Retained
	Shares	Amount	Deficit	Total

Balance at December 31, 2001	2,975	$1,488	$88,317	$89,805
Stock issued for services	375	188	-	188
Net loss	-	-	(345,761)	(345,761)
Balance at December 31, 2002	3,350	1,676	(257,444)	(255,768)

Shares issued for services	220	110	-	110
Shares cancelled	(70)	-	-	-
Net loss	-	-	21,525	21,525
Balance at December 31, 2003	3,500	1,786	$(235,919)	$(234,133)
Less: par		(35)
Additional paid in capital		$1,751

See summary of significant accounting policies

and notes to financial statements.

DURATION SOFTWARE, INC.

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003 and 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$21,525	$(345,761)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation	18,278	24,575
Gain on sale of assets	(602)	(3,400)
Shares issued for services	110	188
Deferred taxes	26,270	(146,553)
Changes in:
Accounts receivable	69,451	(64,344)
Income tax receivable	6,818	(6,818)
Accounts payable	24,124	124,876
Accrued expenses	(909)	7,354
Deferred revenue	(195,001)	356,084
Income tax payable	-	(50,995)
NET CASH USED IN OPERATING ACTIVITIES	(29,936)	(104,794)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(15,798)	(6,248)
Proceeds from sale of equipment	4,366	5,660
NET CASH USED IN INVESTING ACTIVITIES	(11,432)	(588)

CASH FLOWS FROM FINANCING ACTIVITIES
Net changes in lines of credit	(28,228)	127,975
Borrowings from note payable	70,000	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	41,772	127,975

NET CHANGE IN CASH	404	22,593

CASH BALANCES:
-Beginning of period	82,993	60,400
-End of period	$83,397	$82,993

Supplemental Information:
Interest paid	$10,090	$8,494
Income taxes paid	-	-

See summary of significant accounting policies

and notes to financial statements.

DURATION SOFTWARE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS AND SUMMARY OF ACCOUNTING POLICIES

Description of Business.  Duration Software, Inc. (“Duration”) was incorporated in Texas on December 1, 1997. Duration is engaged primarily in the design and implementation of computer software programs on a project basis.

Use of Estimates in Financial Statement Preparation.  The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents.  For purposes of the statements of cash flows, cash equivalents include all highly liquid investments with original maturities of three months or less.

Revenue Recognition.  Revenues from fixed-price contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Allowance for Doubtful Accounts.  Bad debt expense is recognized based on management’s estimate of likely losses per year, based on past experience and an estimate of current year uncollectible amounts.  There was $0 allowance for doubtful accounts as of December 31, 2003.

Property and equipment is valued at cost. Additions are capitalized and maintenance and repairs are charged to expense as incurred. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are three to seven years.

Impairment of Long-Lived Assets.  Duration reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate.  Duration assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.

Income Taxes.  Income tax expense is based on reported earnings before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for consolidated financial reporting purposes and such amounts recognized for tax purposes, and are measured by applying enacted tax rates in effect in years in which the differences are expected to reverse.

Recently Issued Accounting Pronouncements. Duration does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on their consolidated financial position, results of operations or cash flow.

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2003:

Description	Life	Amount
Software	3 years	$11,797
Computer equipment	3 years	68,655
Office furniture	7 years	17,767
Office equipment	5 years	9,368
		107,587
Less: accumulated depreciation		(80,616)
		$26,971

Depreciation expense totaled $18,278 and $24,575 in 2003 and 2002, respectively.  The sale of fixed assets for proceeds of $4,366 and $5,660 resulted in a gain on sale of assets of $602 and $3,400 in 2003 and 2002, respectively.

NOTE 3 – LINES OF CREDIT

As of December 31, 2003, Duration has two lines of credit with two separate banks.

The first line of credit is with Bank One, bears 6% interest, matures May 5, 2005, and is secured by all assets.  As of December 31, 2003, Duration borrowed $99,747 on the available line of $100,000, leaving $253 available for additional borrowing.

The second line is with Textron Financial, bears 10% interest and is secured by all assets.  As of December 31, 2003, Duration borrowed $0 on an available line of $30,000, leaving $30,000 available for additional borrowing.

NOTE 4 — NOTES PAYABLE

During 2003, Duration borrowed $70,000 from a third party. The note carries 8.5% interest, matures in September 2004, and is unsecured.

NOTE 5 — INCOME TAXES

Duration uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes.  Duration had no net operating losses available as of December 31, 2003.

Income tax is composed of:

	2003	2002
Current income tax (expense) benefit	$-	$57,813
Deffered income tax (expense) benefit	(26,270)	146,553
Income tax (expense) benefit	$(26,270)	$204,366

Deferred tax assets and liabilities reflect the future tax consequences of events that have already been recognized in the financial statements and income tax returns.  Duration uses cash basis for income tax returns.  At December 31, 2003 and 2002 deferred tax assets and liabilities consisted of the following:

	2003	2002
Current assets	$109,774	$168,402
Current tax liabilities	(13,864)	(46,221)
Total	$95,910	$122,181

The significant components of deferred tax assets and liabilities at December 31, 2003 and 2002 were as follows:

	2003	2002
Deferred tax assets:
Deferred revenue	$54,505	$121,069
Accounts payable	55,269	47,333
Total deferred tax assets	109,774	168,402

Deferred tax liabilities
Tax over book depreciation	525	4,720
Accounts receivable	13,339	41,501
Total deferred tax liabilities	13,864	46,221
Net deferred tax assets	$95,910	$122,181

NOTE 6 — COMMON STOCK

During 2002, Duration issued 375 shares of common stock to an officer for services.  The stock was valued at its then estimated fair value of $.50 per share for total expense of $188.

During 2003, Duration issued 220 shares of common stock to an officer for services.  The stock was valued at its then estimated fair value of $.50 per share for total expense of $110.

During 2003, 70 shares issued to an officer in previous years were returned and canceled.

NOTE 7 – DEFERRED REVENUE

Duration recognizes revenues on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. Deferred revenue represents billings in excess of revenues recognized.  All contract costs are recognized currently on jobs formally approved by the customer and contracts are not shown as complete until virtually all anticipated costs have been incurred.

NOTE 8 – COMMITMENTS

As of December 31, 2003, Duration had two office leases.  One lease commenced in June 1999 and expires in August 2006.  The other lease commenced in June 1999 and expires in October 2006.  Both leases have monthly payments that escalate annually.  Rent expense for 2003 and 2002 was $84,802 and $94,426, respectively.  Future minimum rental payments due under the leases are:

2004	$85,264
2005	90,610
2006	72,476

NOTE 9 – MAJOR CUSTOMERS AND CONCENTRATIONS

During 2003 and 2002, Duration had several customers that comprised more than 10% of Durations annual revenue for each year.  Details are as follows:

	2003		2002
	Revenues	%	Revenues
Customer A	$375,442	13%	$ -	-%
Customer B	1,103,797	37%	-	-%
Customer C	626,335	21%	342,939	28%
Customer D	-	-%	200,783	16%
Customer E	407,289	14%	400,491	32%

Approximately 95% of Duration’s revenues for 2003 and 2002 came from Texas state government contracts.

NOTE 10 – SUBSEQUENT EVENTS

On August 30, 2004, Duration issued 876 shares of Duration’s common stock to four shareholders.  The stock was valued at its then estimated fair value of approximately $686 per share.

Effective September 24, 2004, all of the outstanding shares of Duration, 4,376 at the time, were acquired by Systems Evolution, Inc. (“SEVI”) for approximately $686 per share to be paid with $450,000 cash, a $300,000 note payable and 15,000,000 shares of SEVI common stock.  The cash, the note and the shares were all disbursed to the five principal owners of Duration.

DURATION SOFTWARE, INC.

BALANCE SHEET

June 30, 2004

ASSETS

Current Assets
Cash	$150,717
Accounts receivable, net of allowance for doubtful accounts of $0	99,007
Deferred tax assets	109,774
Total Current Assets	359,498
Furniture and equipment, net of accumulated depreciation of $86,316	22,181
TOTAL ASSETS	$381,679

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$151,770
Accrued expenses	33,693
Lines of credit	290,080
Notes payable	70,000
Deferred revenue	112,718
Total Current Liabilities	658,261

Deferred tax liabilities	13,864
Total Liabilities	672,125

Commitments	-

STOCKHOLDERS’ DEFICIT

Common stock, $.01 par value, 10,000 shares authorized, 3,500 shares issued and outstanding	35
Additional paid in capital	1,751
Accumulated deficit	(292,232)
Total Stockholders’ Deficit	(290,446)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$381,679

DURATION SOFTWARE, INC.

STATEMENTS OF OPERATIONS

Three and Six Months Ended June 30, 2004 and 2003

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2004	2003	2004	2003

Revenues	$818,885	$646,364	$1,440,707	$1,060,152

General and administrative	817,798	897,276	1,479,631	1,376,107
Depreciation expense	2,589	5,152	5,699	10,965

Operating loss	(1,502)	(256,064)	(44,623)	(326,920)

Other income(expense)
Interest expense	(5,803)	(2,665)	(12,319)	(5,470)
Interest income	239	-	629	-

Net loss	$(7,066)	$(258,729)	$(56,313)	$(332,390)

DURATION SOFTWARE, INC.

STATEMENTS OF CASH FLOWS

For the Six Months Ended June 30, 2004 and 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(56,313)	$(332,390)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation	5,699	10,965
Gain on sale of assets	-	1,307
Changes in:
Accounts receivable	(23,485)	72,686
Income tax receivable	-	6,818
Accounts payable	(11,567)	188,648
Accrued expenses	11,927	(3,108)
Deferred revenue	(48,365)	-
NET CASH USED IN OPERATING ACTIVITIES	(122,104)	(55,074)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(910)	(4,954)
Proceeds from sale of equipment	-	150
NET CASH USED IN INVESTING ACTIVITIES	(910)	(4,804)

CASH FLOWS FROM FINANCING ACTIVITIES
Net changes in lines of credit	190,334	(1,920)
NET CASH PROVIDED BY FINANCING ACTIVITIES	190,334	(1,920)

NET CHANGE IN CASH	67,320	(61,798)

CASH BALANCES:
-Beginning of period	83,397	82,993
-End of period	$150,717	$21,195

Supplemental Information:
Interest paid	$6,144	$5,470

DURATION SOFTWARE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited interim financial statements of Duration Software, Inc. (Duration), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”), and should be read in conjunction with the audited financial statements and notes thereto contained in Duration’s Annual Report filed with the SEC on Form 8K/A. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2003 as reported in the form 8K/A have been omitted.

NOTE 2 – LINES OF CREDIT

In March 2004, Duration signed a line of credit for up to $300,000.  The line bears interest of 7.5%, is due on demand and is unsecured.  As of June 30, 2004, Duration had borrowed $162,208 of the available $300,000, leaving $137,792 available for additional borrowing.

(b) Pro Forma Financial Information

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements have been derived from the financial statements of Systems Evolution, Inc. (“SEVI”) at May 31, 2004 and adjusts such information to give effect to its purchase of Duration Software, Inc. (“Duration”), as if the acquisition had occurred at their respective year-ends as shown.  The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end.  The pro forma financial statements should be read in conjunction with the notes thereto and each Company's consolidated financial statements and related notes thereto contained herein and in SEVI’s 10-KSB filed with the SEC on August 30, 2004.

The Duration acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of September 24, 2004.

The following audited pro forma consolidated balance sheet and statement of operations should be read in connection with the "Notes to Audited Pro Forma

Consolidated Balance Sheet" presented below and the historical financial statements included elsewhere or incorporated by reference.

Pro forma Consolidated Condensed Balance Sheet:

	05/31/2004	12/31/2003
	SEVI	Duration			Adjustments	Pro Forma
Cash	$19,522	$83,397	(a	)	($450,000)	$1,477,919
			(b	)	1,825,000
Accounts receivable	107,369	75,522			-	182,891
Deferred tax asset	-	109,774			-	109,774
Intangibles	143,150	-			-	143,150
Furniture and equipment, net	55,883	26,971			-	82,854
Goodwill	-	-	(a	)	3,234,133	3,234,133
Total assets	$325,924	$295,664			$4,609,133	$5,230,721

Accounts payable	$48,515	$163,337			$-	$211,852
Accrued expenses	192,369	21,766			-	214,135
Current portion – L/T debt	5,000	-			-	5,000
Notes payable	150,973	169,747	(a	)	300,000	620,720
Deferred revenue	-	161,083			-	161,083
Deferred tax liability	-	13,864			-	13,864
Long term debt, net of current	11,137	-			-	11,137
Common stock, no par value and $0.1 par, respectively	2,679,765	1,786	(a	)	2,250,000	6,754,765
			(a	)	(1,786)
			(b	)	1,825,000
Accumulated Deficit	(2,761,835)	(235,919)	(a	)	235,919	(2,761,835)

Total liabilities and stockholders' deficit	$325,924	$295,664			$4,609,133	$5,230,721

Pro forma Consolidated Condensed Statement of Operations:

	Year	Year
	Ended	Ended
	05/31/2004	12/31/2003
	SEVI	Duration			Adjustments	Pro Forma

Revenues	$656,676	$2,952,689			$-	$3,609,365

General and administrative	3,326,834	2,893,602			-	6,220,436
Bad debt	63,529	-			-	63,529
Interest expense	-	12,486	(c	)	608,333	766,819
			(d	)	146,000
Interest income	-	(1,194)			-	(1,194)
Income tax expense	-	26,270			-	26,270
Net income (loss)	$(2,733,687)	$21,525			$754,333.00	$(3,466,495)

Basic and diluted loss per share	($0.06)	-			-	($0.06)

Basic and diluted weight average shares outstanding	45,559,510	-			15,000,000	60,559,510

Pro forma Consolidated Condensed Balance Sheet:

	08/31/04	6/30/2004
	SEVI	Duration			Adjustments	Pro Forma
Current Assets
Cash	$-	$150,717	(a	)	$(450,000)	$1,525,717
			(b	)	1,825,000
Accounts receivable	149,292	99,007			-	248,299
Other current assets	36,562	-			-	36,562
Intangibles	343,154	-			-	343,154
Deferred tax assets	-	109,774			-	109,774
Furniture and equipment, net	112,757	22,181			-	134,938
Other	1,642	-			-	1,642
Goodwill	-	-	(a	)	3,290,446	3,290,446
Total assets	$643,407	$381,679			$4,665,446	$5,690,532

Accounts payable	$295,573	$151,770	(a	)	$-	$447,343
Accrued expenses	248,310	33,693			-	282,003
Current portion – L/T debt	44,204	-			-	44,204
Notes payable	224,167	360,080	(a	)	300,000	884,247
Deferred revenue	-	112,718			-	112,718
Deferred tax liability	-	13,864			-	13,864
Long term debt, net of current	39,387	-			-	39,387
Common stock, no par value and $.01 par, respectively	4,320,565	1,786	(a	)	2,250,000	8,395,565
(a)					(1,786)
(b)					1,825,000
Accumulated Deficit	(4,528,799)	(292,232)	(a	)	292,232	(4,528,799)
Total liabilities and Stockholders’ deficit	$643,407	$381,679			$4,665,446	$5,690,532

Pro forma Consolidated Condensed Statement of Operations:

	3 months	3 months
	08/31/2004	6/30/2004
	SEVI	Duration			Adjustments	Pro Forma

Revenues	$232,629	$818,885			$-	$1,051,514

General and administrative	1,987,646	820,387			-	2,808,033
Interest expense	11,947	5,803	(e	)	152,083	206,333
			(f	)	36,500
Interest income	-	(239)			-	(239)
Net loss	$(1,766,964)	$(7,066)			$188,583	$(1,962,613)

Basic and diluted loss per share	$(0.03)	-			-	$(0.03)

Basic and diluted weight average shares outstanding	54,637,571	-			15,000,000	69,637,571

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(a)	On September 24, 2004, all of the outstanding shares of Duration, 4,376 at the time, were acquired by SEVI for $450,000 cash, a $300,000 note payable and 15,000,000 shares of SEVI common stock. The cash, the note and the shares were all disbursed to the five principal owners of Duration.

(b)	On September 9, 2004, SEVI received $1,825,000 in proceeds for issuing convertible notes. The notes are convertible into 36,500,000 shares of common stock and have warrants to purchase 36,500,000 shares of common stock attached. The entire $1,825,000 was discounted for the relative fair value of the warrants and the beneficial conversion feature associated with the notes.

(c)	The discount associated with the notes payable (see note (b)) will be amortized over the life of the notes which is three years. 12 months of amortization would result in $608,333 of interest expense.

(d)	The notes carry interest of 8%. 12 months of interest expense would be $146,000.

(e)	The discount associated with the notes payable (see note (b)) will be amortized over the life of the notes which is three years. 3 months of amortization would result in $152,083 of interest expense.

(f)	The notes carry interest of 8%. 3 months of interest expense would be $36,500.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: April 12, 2005	Systems Evolution Inc.

/s/ Robert C. Rhodes

                              Robert C. Rhodes

Chief Executive Officer